Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Registration Statement on Form 20-F of East Energy Corp.,  as filed with the Securities and Exchange Commission on the date hereof (the “Registration Statement”), I hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Registration Statement fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:    October 9, 2007

___”Garnet Clark”______

Garnet Clark

Chief Financial Officer